EXHIBIT 32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of SpaceDev, Inc. (the “Company”) hereby certifies that;

1. The Annual Report of the Company on Form 10-KSB/A for the period ended December 31, 2007, that this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 11, 2008

By: /s/ Richard B. Slansky
Richard B. Slansky
Chief Financial Officer